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   PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS -- EQUITY PORTFOLIOS

SUPPLEMENT DATED JANUARY 13, 2006 TO PROSPECTUS DATED APRIL 1, 2005

The following replaces the seventh paragraph under "Portfolio Management" on page 40 of the Prospectus:

Effective December 31, 2005, the managers for the Mid Cap Growth Portfolio are Deborah Koch and Christopher D. Guinther, each a Vice President of Northern Trust. Ms. Koch has had such responsibility since May 2003 and Mr. Guinther since December 2005. Ms. Koch joined Northern Trust in 2003. From 2000 to 2003, Ms. Koch was a portfolio manager and senior analyst for technology portfolios at Strong Capital Management. Mr. Guinther joined Northern Trust in November 2005. From 2003 to 2005, he was an equity portfolio manager with Principal Financial Group. From 1996 to 2003, he was with Banc One Investment Advisors, where he was an equity analyst and portfolio manager.

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[LOGO] NORTHERN
INSTITUTIONAL FUNDS/R/
Managed by
Northern Trust
                                         50 South LaSalle Street
                                         P.O. Box 75986
                                         Chicago, Illinois 60675-5986
                                         800/637-1380
                                         northerninstitutionalfunds.com